UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Financial Results for the Quarter Ended June 18, 2004

On July 15, 2004 Marriott International, Inc. issued a press release reporting financial results for the quarter ended June 18, 2004.

A copy of Marriott’s press release is attached as Exhibit 99 and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit is filed with this report:

Exhibit 99 - Press release issued on July 15, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: July 15, 2004	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President, Financial Information and Risk Management

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	Press release dated July 15, 2004, reporting financial results for the quarter ended June 18, 2004.

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